[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.28(xxiii)

AMENDMENT NO. 21 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

This AMENDMENT No. 21 (the “Twenty-first Amendment”), effective as of May 29, 2015 (the “Twenty first Amendment Effective Date”) by and between Boehringer lngelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 lngelheim, Germany (“BI”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer lngelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 201 l, Amendment No. 7, effective as of January 01 , 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 01, 2013 and subsequently assigned by BI Pharma to BI, Amendment No. 13, effective as of March 06, 2014, Amendment No. 14, effective as of February 05, 2014, Amendment No. 15, effective as of October 20, 2014, Amendment No. 16, effective as of December 08, 2014, Amendment No. 17, effective as of December 08, 2014, Amendment No. 18, effective as of February 15, 2015, Amendment No. 19, effective as of March 01, 2015, and Amendment No. 20, effective as of June 01, 2015 (hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen wishes BI to [*] in compliance with the terms of the Supply Agreement as set forth in and as amended by this Twenty-first Amendment. The activities hereunder will be performed by BI Pharma on behalf of Bl.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1) Unless otherwise defined herein, all capitalized terms and phrases used in this Twenty-first Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2) The Parties agree that pursuant to Section 2.2 of the Supply Agreement, the work plan entitled [*], Version of April 30, 2015”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement. Pursuant thereto BI shall on behalf of FibroGen and in accordance with the Supply Agreement, [*] (as defined in the Amended and Restated Quality Agreement).

(3) The Specifications for the Product to be produced pursuant to Section 2 hereof have been agreed to by the Parties and are set forth in the Amended and Restated Quality Agreement by and between the Parties. Such Specifications for the Product shall apply to the activities contemplated by Section (2) above as part of the Acceptance Criteria for the Product, respectively.

(4) This Twenty-first Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Twenty-first Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Twenty-first Amendment.

(5) This Twenty-first Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

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IN WITNESS WHEREOF, the Parties have executed this Twenty-first Amendment to the Supply Agreement as of Twenty-first Amendment Effective Date.

Biberach, May 11, 2015

BOEHRINGER INGELHEIM BIOPHARMCEUTICALS GMBH

ppa.	ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Legal Germany, Team Biberach

San Francisco, 29 May 2015

FIBROGEN, INC

/s/ Thomas Neff
Thomas Neff	Name
CEO	Title

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Exhibit A

Work Scope

[*]

(Version of April 30, 2015)

[*]

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